Exhibit 10(s)

OXFORD HEALTH PLANS, INC.

FIRST AMENDMENT
TO CREDIT AGREEMENT

          This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of December 2, 2003 and entered into by and among Oxford Health Plans, Inc., a Delaware corporation (“Company”), the financial institutions listed on the signature pages hereof (“Lenders”), Credit Suisse First Boston, as Administrative Agent for Lenders (“Administrative Agent”), Bank of America, N.A., as Syndication Agent (the “Syndication Agent”), and Fleet National Bank and JP Morgan Chase Bank, each as a Documentation Agent (the “Documentation Agents”), and is made with reference to that certain Credit Agreement, dated as of April 25, 2003 (the “Credit Agreement”), by and among Company, Lenders, Agent, Syndication Agent and Documentation Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITAL

          WHEREAS, Company and Lenders desire to amend the Credit Agreement to decrease the Applicable Base Rate Margin and the Applicable LIBOR Margin applicable to the Term Loans as set forth herein;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.    AMENDMENT TO THE CREDIT AGREEMENT

          1.1    Amendment to Section 1.1: Definitions

     Subsection 1.1 of the Credit Agreement is hereby amended as follows:

          A. The definition of “Applicable Base Rate Margin” is hereby deleted and the following is inserted in lieu thereof:

               “‘Applicable Base Rate Margin’ means, as at any date of determination, a percentage per annum for Revolving Loans or Term Loans as set forth below opposite the applicable Credit Ratings:

	Revolving Loans	Term Loans
Credit Ratings	Base Rate Margin	Base Rate Margin

BBB- or Baa3 or higher	1.00%	1.00%
BB+ or Ba1	1.25%	1.25%
BB or Ba2 or lower	1.50%	1.50%

; provided that in the event of split Credit Ratings, the applicable level shall be the highest level for which the criteria for either rating is met, unless the ratings differential is more than one ratings level, in which case the rating one level below the higher of the two Credit Ratings will determine the Applicable Base Rate Margin; provided further if either S&P or Moody’s does not provide a Credit Rating, the lowest level of Credit Ratings will apply; provided further that for all periods prior to the First Amendment Effective Date, Applicable Base Rate Margin shall have the meaning set forth in this Agreement as in effect prior to such date.”

     B.        The definition of “Applicable LIBOR Margin” is hereby deleted and the following is inserted in lieu thereof:

          “‘Applicable LIBOR Margin’ means, as at any date of determination, a percentage per annum for Revolving Loans or Term Loans as set forth below opposite the applicable Credit Ratings:

	Revolving Loans	Term Loans
Credit Ratings	LIBOR Margin	LIBOR Margin

BBB- or Baa3 or higher	2.00%	2.00%
BB+ or Ba1	2.25%	2.25%
BB or Ba2 or lower	2.50%	2.50%

; provided that in the event of split Credit Ratings, the applicable level shall be the highest level for which the criteria for either rating is met, unless the ratings differential is more than one ratings level, in which case the rating one level below the higher of the two Credit Ratings will determine the Applicable LIBOR Margin; provided further if either S&P or Moody’s does not provide a Credit Rating, the lowest level of Credit Ratings will apply; provided further that for all periods prior to the First Amendment Effective Date, Applicable LIBOR Margin shall have the meaning set forth in this Agreement as in effect prior to such date.”

     C.        Subsection 1.1 is further amended by adding the following definition:

          “First Amendment Effective Date” means December 2, 2003.

Section 2.    CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent:

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     A.     On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

1.	Signature and incumbency certificates of its officers executing this Amendment;

2.	Copies of this Amendment executed by Company.

3.	An Officer’s Certificate, in form and substance reasonably satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 of the Credit Agreement are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties relate to an earlier date, such representations and warranties were true, correct and complete in all material respects on and as of such earlier date).

     B.     On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

     C.     Each Lender with outstanding Term Loans and Administrative Agent shall have executed and delivered copies of this Amendment to Administrative Agent.

Section 3. REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

     A.     Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement and the other Loan Documents as amended by this Amendment (the “Amended Agreement”).

     B.     Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

     C.     No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement does not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding

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on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

     D.     Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E.     Binding Obligation. This Amendment has been duly executed and delivered by Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

     F.     Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G.     Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 4. MISCELLANEOUS

     A.     Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement or the other Loan Documents amended hereby to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement or such other Loan Document shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

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     B.     Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     C.     Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     D.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of page intentionally left blank]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

OXFORD HEALTH PLANS, INC.	HAMILTON CDO, LTD.
By: Stanfield Capital Partners LLC as its Collateral
Manager
By: /s/ R. Winston Haydon	By: /s/ Christopher E. Jansen

Name: R. Winston Haydon	Name: Christopher E. Jansen
Title: Vice President	Title: Managing Partner

CREDIT SUISSE FIRST BOSTON, acting through its	WINDSOR LOAN FUNDING, LIMITED
Cayman Islands Branch, as Administrative Agent	By: Stanfield Capital Partners LLC as its Investment Manager
By: /s/ Christopher E. Jansen
By: /s/ David Miller
Name: Christopher E. Jansen
Name: David Miller	Title: Managing Partner
Title: M.D.

By: /s/ Tom Newberry

Name: Tom Newberry
Title: M.D.

HANOVER SQUARE CLO LTD.	STANFIELD ARBITRAGE CDO, LTD.
By: /s/ Christopher E. Jansen
By: /s/ Dean Criares
Name: Christopher E. Jansen
Name: Dean Criares	Title: Managing Partner
Title: Managing Director

GENERAL ELECTRIC CAPITAL	SUNAMERICA SENIOR FLOATING RATE FUND
CORPORATION, as Servicer, on behalf of CFG	INC.
ASSET FUNDING LLC.	By: Stanfield Capital Partners LLC
By: /s/ Christopher E. Jansen
By: /s/ Brian P. Schwinn
Name: Christopher E. Jansen
Name: Brian P. Schwinn	Title: Managing Partner
Title: Duly Authorized Signatory

KZH CYPRESSTREE –I LLC	SRF 2000, INC.
By: /s/ Dorian Herrera	By /s/ Diana H. Himes

Name: Dorian Herrera	Name: Diana M. Himes
Title: Authorized Agent	Title: Assistant Vice President

HAMILTON FLOATING RATE FUND, LLC	AMMC CDO I, LIMITED
By: /s/ Dean Stephan	By: American Money Management Corp., as Collateral
Manager
Name: Dean Stephan	By: /s/ Chester M. Eng
Title: Managing Director
Name: Chester M. Eng
Title: Senior Vice President

CARLYLE HIGH YIELD PARTNERS IV, LTD.	AMMC CDO II, LIMITED
By: American Money Management Corp., as Collateral
By: /s/ Linda Pace	Manager
By: /s/ Chester M. Eng
Name: Linda Pace
Title: Principal	Name: Chester M. Eng
Title: Senior Vice President

CARLYLE HIGH YIELD PARTNERS III, LTD.	TRS ECLIPSE LLC
By: /s/ Alice L. Wagner
By: /s/ Linda Pace
Name: Alice L. Wagner
Name: Linda Pace	Title: Vice President
Title: Principal

CARLYLE HIGH YIELD PARTNERS II, LTD.	MOUNTAIN CAPITAL CLO I, LTD
By: /s/ Linda Pace	By: /s/ Chris Siddons

Name: Linda Pace	Name: Chris Siddons
Title: Principal	Title: Director

BLACK ROCK SENIOR LOAN TRUST	OPPENHEIMER SENIOR FLOATING RATE FUND
MAGNETITE II CBD, LTD	By: /s/ Bill Campbell
MAGNETITE ASSET INVESTORS III, LT
MAGNETITE IV LLO, LTD	Name: Bill Campbell
MAGNETITE V LLO, LTD	Title: Manager
SENIOR LOAN FUND

By: /s/ M. Williams

Name: M. Williams
Title: Managing Director

AMERICAN EXPRESS CERTIFICATE COMPANY	HARBOURVIEW CLO IV, LTD.
By: /s/ Yvonne E. Stevens	By /s/ Bill Campbell

Name: Yvonne E. Stevens	Name: Bill Campbell
Title: Senior Managing Director	Title: Manager

IDS LIFE INSURANCE COMPANY	LONGHORN CDO II, LTD
By: American Express Asset Management Group, Inc. As	By: Merrill Lynch Investment Managers, L.P. as
Collateral Manager	Investment Advisor
By: /s/ Yvonne E. Stevens	By: /s/ Savitri Alex
Name: Yvonne E. Stevens
Title: Senior Managing Director	Name: Savitri Alex
Title: Authorized Signatory

CENTURION CDO II, LTD.	LONGHORN CDO III, LTD
By: /s/ Leanne Stavrakis	By: Merrill Lynch Investment Managers, L.P. as
Investment Advisor
Name: Leanne Stavrakis	By: /s/ Savitri Alex
Title: Director - Operations
Name: Savitri Alex
Title: Authorized Signatory

SEQUILS - CENTURION V, LTD.	LONGHORN CDO (CAYMAN), LTD
By: /s/ Leanne Stavrakis	By: Merrill Lynch Investment Managers, L.P.as
Investment Advisor
Name: Leanne Stavrakis	By: /s/ Savitri Alex
Title: Director - Operations
Name: Savitri Alex
Title: Authorized Signatory

SEQUILS - CENTURION VI, LTD.	MASTER SENIOR FLOATING RATE TRUST
By: American Express Asset Management Group, Inc. As	By: /s/ Savitri Alex
Collateral Manager
By: /s/ Leanne Stavrakis	Name: Savitri Alex
Title: Authorized Signatory
Name: Leanne Stavrakis
Title: Director - Operations

THE TRAVELERS INSURANCE COMPANY	SEQUILS – CUMBERLAND I, LTD.
By: Deerfield Capital Management LLC as its Collateral
By: /s/ Denise T. Duffee	Manager
By: /s/ Dale Burrow
Name: Denise T. Duffee
Title: Investment Officer	Name: Dale Burrow
Title: Senior Vice President

CITICORP INSURANCE AND INVESTMENT		ROSEMONT CLO, LTD.
TRUST		By: Deerfield Capital Management LLC as its Collateral
By: Travelers Asset Management International Company		Manager
LLC		By: /s/ Dale Burrow
By: /s/ Denise T. Duffee
Name: Dale Burrow
Name:	Denise T. Duffee	Title: Senior Vice President
Title:	Investment Officer

KATONAH I, LTD.		BRYN MAWR CLO, Ltd
By: Deerfield Capital Management LLC as its Collateral
By: /s/ Ralph Della Rocco		Manager
By: /s/ Dale Burrow
Name:	Ralph Della Rocco
Title:	Authorized Officer	Name: Dale Burrow
	Katonah Capital, LLC	Title: Senior Vice President
As Manager

KATONAH II, LTD.		FOREST CREEK CLO, LTD
By: Deerfield Capital Management LLC as its Collateral
By: /s/ Ralph Della Rocco		Manager
By: /s/ Dale Burrow
Name:	Ralph Della Rocco
Title:	Authorized Officer	Name: Dale Burrow
	Katonah Capital, LLC	Title: Senior Vice President
As Manager

KATONAH III, LTD.		LONG LANE MASTER TRUST II
By Fleet National Bank as Trust Administrator with
By: /s/ Ralph Della Rocco		respect to Series Eclipse
By: /s/ Roger C. Ackerman
Name:	Ralph Della Rocco
Title:	Authorized Officer	Name Roger C. Ackerman
	Katonah Capital, LLC	Title: Director
As Manager

KATONAH IV, LTD.		CITIGROUP INVESTMENTS CORPORATE LOAN
FUND INC.
By: /s/ Ralph Della Rocco		By: Travelers Asset Management International Company
LLC
Name:	Ralph Della Rocco	By: /s/ Maura Connor
Title:	Authorized Officer
	Katonah Capital, LLC	Name: Maura Connor
	As Manager	Title: Vice President

KATONAH V, LTD.		ANTARS CAPITAL CORPORATION
By: /s/ John G. Martin
By: /s/ Ralph Della Rocco
Name: John G. Martin
Name:	Ralph Della Rocco	Title: Managing Director
Title:	Authorized Officer
Katonah Capital, LLC
As Manager

1888 FUND, LTD.		TRUMBULL THC, LTD
By: /s/ Kaitlin Trinh		By: /s/ Stacey L. Melek

Name:	Kaitlin Trinh	Name: Stacey L. Malek
Title:	Fund Controller	Title: Attorney in Fact

SIERRA CLO I		TORONTO DOMINION (NEW YORK), INC.
By: /s/ John M. Casparian		By: /s/ Stacey L. Melek

Name:	John M. Casparian	Name: Stacey L. Malek
Title:	Chief Operating Officer,	Title: Vice President
Centre Pacific, Manager

INDOSUEZ CAPITAL FUNDING VI, LTD		MONY LIFE INSURANCE COMPANY
By: Indosuez Capital as Collateral Manager		By: MONY Capital Management, Inc., as Investment
Advisor
By: /s/ Paul O. Travers		By: /s/ Suzanne E. Walton

Name:	Paul O. Travers	Name: Suzanne E. Walton
Title:	Managing Director	Title: Senior Managing Director

GOLDENTREE LOAN OPPORTUNITIES I, LTD.	ATRIUM CDO
By: GOLDENTREE ASSET MANAGEMENT, LP	By: /s/ David Lerner
By: /s/ Frederick S. Haddad
Name: David Lerner
Name: Frederick S. Haddad	Title: Authorized Signatory
Title: Portfolio Manager

BY: PPM AMERICA, INC., AS ATTORNEY-IN-	CSAM FUNDING I
FACT, ON BEHALF OF JACKSON NATIONAL	By: /s/ David Lerner
LIFE INSURANCE COMPANY
By: /s/ David C. Wagner	Name: David Lerner
Title: Authorized Signatory
Name: David C. Wagner
Title: Managing Director

DENALI CAPITAL LLC, managing member of DC	CSAM FUNDING II
FUNDING PARTNERS, portfolio manager for DENALI	By: /s/ David Lerner
CAPITAL CLO II, LTD., or an affiliate
By: /s/ John P. Thacker	Name: David Lerner
Title: Authorized Signatory
Name: John P. Thacker
Title: Chief Credit Officer

DENALI CAPITAL LLC, managing member of DC	CSAM FUNDING III
FUNDING PARTNERS, portfolio manager for DENALI	By: /s/ David Lerner
CAPITAL CLO II, LTD., or an affiliate
By: /s/ John P. Thacker	Name: David Lerner
Title: Authorized Signatory
Name: John P. Thacker
Title: Chief Credit Officer

GULF STREAM – COMPASS CLO 2002-I, LTD.	FIRST DOMINION FUNDING I
By: Gulf Stream Asset Management, LLC as collateral	By: /s/ David Lerner
Manager
By: /s/ Barry K. Love	Name: David Lerner
Title: Authorized Signatory
Name: Barry K. Love
Title: Chief Credit Officer

FOOTHILL INCOME TRUST II, L.P.	FIRST DOMINION FUNDING II
By FIT II GP, LLC, Its General Partner	By: /s/ David Lerner
By: /s/ Jeff Nikova
Name: David Lerner
Name: Jeff Nikova	Title: Authorized Signatory
Title: Managing Member

VENTURE CDO 2002, LTD.	FIRST DOMINION FUNDING III
By its investment advisor, MJX Asset Management, LLC	By: /s/ David Lerner
By: /s/ Kenneth Ostmann
Name: David Lerner
Name Kenneth Ostmann	Title: Authorized Signatory
Title: Director

CREDIT LYONNAIS NEW YORK BRANCH	FIDELITY ADVISOR SERIES II: Fidelity Advisor
By /s/ Charles Heidsieck	Floating Rate High Income Fund
By: /s/ John H. Costello
Name: Charles Heidsieck
Title: Senior Vice President	Name: John H. Costello
Title: Assistant Treasurer

LCM I LIMITED PARTNERSHIP		BALLYROCK CDO I LIMITED,
By: Lyon Capital Management LLC, As Collateral		By: BALLYROCK Investment Advisors LLC, as
Manager		Collateral Manager
By /s/ F. Tavagar		By: /s/ Lisa Rymut

Name:	F. Tavangar	Name: Lisa Rymut
Title:	Lyon Capital Management LLC	Title: Assistant Treasurer
Farbound Tavangar
Senior Portfolio Manager

MUIRFIELD TRADIN;G LLC		BALLYROCK CDO II Limited,
By: /s/ Diana M. Himes		By: BALLYROCK Investment Advisors LLC, as
Collateral Manager
Name:	Diana M. Himes	By: /s/ Lisa Rymut
Title:	Assistant Vice President

Name: Lisa Rymut Title: Assistant Treasurer

OLLYMPIC FUNDING TRUST, SERIES 1999-I	ING SENIOR INCOME FUND
By: /s/ Diana M. Himes	By: Aeltus Investment Management, Inc. as its
investment Manager
Name: Diana M. Himes	By: /s/ Michel Prince, CFA
Title: Authorized Agent
Name: Michel Prince, CFA
Title: Vice President

SRF TRADING, INC.	SEQUILS – PILGRIM I, LTD
By: /s/ Diana M. Himes	By: ING Investments, LLC as its Investment Manager
By: /s/ Michel Prince, CFA
Name: Diana M. Himes
Title: Assistant Vice President	Name: Michel Prince, CFA
Title: Vice President

RIVIERA FUNDING LLC	PILGRIM CLO 1999-1 Ltd.
By: /s/ Diana M. Himes	By: ING Investments, LLC as its Investment Manager
By: /s/ Michel Prince, CFA
Name: Diana M. Himes	Name: Michel Prince, CFA
Title: Assistant Vice President	Title: Vice President

WINGED FOOT FUNDING TRUST	ML CLO XV PILGRIM AMERICA
By: /s/ Diana M. Himes	(CAYMAN) LTD.
By: ING INVESTMENTS, LLC as its Investment
Name: Diana M. Himes	Manager
Title: Assistant Vice President	By: /s/ Michel Prince, CFA

Name: Michel Prince, CFA
Title: Vice President

JUPITER LOAN FUNDING LLC	ML CLO XX PILGRIM AMERICA
By: /s/ Diana M. Himes	(CAYMAN) LTD.
By: ING INVESTMENTS, LLC as its Investment
Name: Diana M. Himes	Manager
Title: Assistant Vice President	By: /s/ Michel Prince, CFA

Name: Michel Prince, CFA
Title: Vice President

PPM SPYGLASS FUNDING TRUST	GENERAL ELECTRIC CAPITAL CORPORATION,
By: /s/ Diana M. Himes	as Servicer, on behalf of CFS ASSET FUNDING LLC
By: /s/ Brian P. Schwinn
Name: Diana M. Himes
Title: Assistant Vice President	Name: Brian P. Schwinn
Title: Duly Authorized Signatory

PPM SHADOW CREEK FUNDING LLC	FRANKLIN CLO II, LIMITED
By: /s/ Diana M. Himes	By: /s/ Madeline Lam

Name: Diana M. Himes	Name: Madeline Lam
Title: Assistant Vice President	Title: Vice President

SAWGRASS TRADING LLC	FRANKLIN CLO IV, LIMITED
By: /s/ Diana M. Himes	By: /s/ Madeline Lam

Name: Diana M. Himes	Name: Madeline Lam
Title: Assistant Vice President	Title: Vice President

STANWICH LOAN FUNDING LLC	BABSON CLO LTD., 2003-I
By: /s/ Diana M. Himes	By: David L. Babson & Company Inc. as Manager
By: /s/ David P. Wells, CFA
Name: Diana M. Himes
Title: Assistant Vice President	Name: David P. Wells, CFA
Title: Managing Director

APEX (TRIMARAN) CDO I, LTD	SEABOARD CLO 2000 LTD.
By: /s/ David M. Millison	By: David L. Babson & Company Inc. as Manager
By: /s/ David P. Wells, CFA
Name: David M. Millison
Title: Managing Director	Name: David P. Wells, CFA
Title: Managing Director

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BANK OF MONTREAL	MAPLEWOOD (CAYMAN) LIMITED
By: /s/ S. Valia	By: David L. Babson & Company Inc. as Manager
By: /s/ David P. Wells, CFA
Name: S. Valia
Title: Managing Director	Name: David P. Wells, CFA
Title: Managing Director

STONE TOWER CLO LTD, as a Lender	APEX (IDM) CDO I, LTD.
By: Stone Tower Debt Advisors	ELC (CAYMAN) LTD.
LLC, As its Collateral Manager	ELC (CAYMAN LTD., CDO SERIES 1999-III
By: /s/ William J. Sheoris	ELC (CAYMAN) LTD, 1999-III
EL (CAYMAN) LTD., 200-I
Name: William J. Sheoris	TRYON CLO LTD., 2000-I
Title: Authorized Signatory	By: David L. Babson & Company Inc. as Collateral
Manager
By: /s/ David P. Wells, CFA

Name: David P. Wells, CFA
Title: Managing Director

KZH ING-2 LLC	FRANKLIN CLO I, LIMITED
By: /s/ Dorian Herrera	By: /s/ Madeline Lam

Name: Dorian Herrera	Name: Madeline Lam
Title: Authorized Agent	Title: Vice President

KZH STERLING LLC	MASSACHSUETTS MUTUAL LIFE INSURANCE
By: /s/ Dorian Herrera	COMPANY
By: David L. Babson & Company Inc. as Collateral
Name: Dorian Herrera	Manager
Title: Authorized Agent	By: /s/ David P. Wells, CFA

Name: David P. Wells, CFA
Title: Managing Director

LA SALLE BANK, N.A., AS CUSTODIAN	FRANKLIN FLOATING RATE TRUST
By: /s/ Theresa Lynch	By: /s/ Madeline Lam

Name: Theresa Lynch	Name: Madeline Lam
Title: Assistant Vice President	Title: Asst. Vice President

FLEET NATIONAL BANK
By: /s/ Judi N. Cyr

Name: Judi N. Cyr
Title: Senior Vice President

STANFIELD QUATTRO CLO, LTD.
By: Stanfield Capital Partners LLC as its Collateral
Manager
By: /s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner